EX-10.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of March 28, 2024, is by and among Roadzen Inc., a British Virgin Islands business company with offices located at 111 Anza Boulevard, Suite 109, Burlingame, CA 94101 (the “Company”), and each of the investors executing this Agreement and listed on the Schedule of Buyers attached hereto (individually, a “Buyer” and collectively, the “Buyers”).

RECITALS

A. The Company and each Buyer is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506(b) of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act.

B. The Company has authorized a new series of senior secured notes of the Company, in the aggregate original principal amount not to exceed $4,000,000, substantially in the form attached hereto as Exhibit A (the “Notes”).

C. Each Buyer wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, a Note or Notes in the aggregate original principal amount set forth opposite such Buyer’s name on the Schedule of Buyers.

D. At the Closing (defined below) the Company shall issue warrants (the “Warrants”) in form and substance reasonably acceptable to each Buyer, to purchase 1,000 of the Company’s ordinary shares par value $0.0001 (“Ordinary Shares”) for each $10,000 of face amount of Notes purchased hereunder.

E. Within thirty (30) days of the Closing, the parties hereto shall execute and deliver a Registration Rights Agreement, in form and substance reasonably acceptable to each Buyer (the “Registration Rights Agreement”), pursuant to which the Company has agreed to provide certain registration rights with respect to the Registrable Securities (as defined in the Registration Rights Agreement), under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

F. It is the intent of the Company and the Buyers that the Notes will rank senior to all outstanding and future indebtedness of the Company and its Subsidiaries (as defined below) except that the Notes are expressly subordinate to the liens created pursuant to that certain Senior Secured Note Purchase Agreement dated as of June 30, 2023 between Roadzen, Inc., a Delaware corporation, Mizuho Securities USA LLC (“Mizuho”), as administrative and collateral agent, and the purchasers named therein (the “Mizuho Agreement”) and the Security Agreement (as defined in the Mizuho Agreement, the "Mizuho Security Agreement") and all other Transaction Documents (as defined in the Mizuho Agreement, the "Mizuho Transaction Documents"), and will be secured by a second priority perfected security interest, second only to the obligations and liens of Mizuho under the Mizuho Transaction Documents (the "Mizuho Obligations"), in all of

the existing and future assets of the Company and each Grantor (as defined in the Mizuho Security Agreement, the "Grantors"), including a pledge of all of the capital stock of each of the Grantors (other than the Excluded Collateral, as defined in the Mizuho Security Agreement), as evidenced by (i) a security and pledge agreement in form and substance reasonably acceptable to each Buyer and approved by Mizuho, together with any intercreditor, subordination or similar agreements required by Mizuho or Buyer in connection therewith (the “Buyer Security Agreement”), (ii) account control agreements with respect the accounts pledged to secure the Mizuho Obligations, in form and substance reasonably acceptable to each Buyer, duly executed by the Company and the depositary bank and, to the extent necessary, Mizuho (each, a “Controlled Account Bank”) in which each such account is maintained (the “Controlled Account Agreements”, and together with the Buyer Security Agreement and the other security documents and agreements entered into in connection with the Buyer Security Agreement and this Agreement and each of such other documents and agreements, as each may be amended or modified from time to time, collectively, the “Buyer Security Documents”), and (iii) one or more guarantees in favor of Buyers executed by each guarantor of the Mizuho Obligations (the "Guarantors"), in form and substance reasonably acceptable to each Buyer (the “Guarantees”) pursuant to which each of the Guarantors guarantee the obligations of the Company under the Buyer Transaction Documents (as defined below).

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Buyer hereby agree as follows:

1.
PURCHASE AND SALE OF NOTES.
(a)
Purchase of Notes . Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7(a), below, the Company shall issue and sell to each Buyer, and each Buyer severally, but not jointly, agrees to purchase from the Company on the First Closing Date (as defined below) a Note in the original principal amount as is set forth under the First Funding opposite such Buyer’s name on the Schedule of Buyers (the "First Funding Notes"). Subject to the satisfaction (or waiver) of the conditions set forth in Section 7(b), below, on the earlier of April 30, 2024 or completion of the Agreed Upon Reporting Requirements to the satisfaction of the Buyers, the Buyers will offer to purchase additional Notes in the original principal amounts as is set forth under the Second Funding opposite such Buyer’s name on the Schedule of Buyers (the "Second Funding Notes"). The Company shall have the option to either issue and sell to each Buyer Second Funding Notes in the respective Second Funding amounts for each Buyer, or elect not to sell additional Notes. In no event shall the Buyers be obligated to purchase the Second Funding Notes if each of the conditions set forth in Section 7(b) of this Agreement are not satisfied in full on or before the Second Closing Date (as defined below). The First Funding Notes and the Second Funding Notes are collectively referred to herein as the "Notes".
(b)
Closing. The closing of the purchase of the First Funding Notes by the Buyers the “First Closing”) shall occur on the first Business Day following the satisfaction or waiver by the applicable parties of all conditions to the First Closing set forth in Sections 6 and 7(a), or such other date as is mutually agreed to by the Company and each of the initial Buyers (the “First

Closing Date”). Provided the Company elects to issue and sell the Second Funding Notes, the closing of the purchase of the Second Funding Notes by the Buyers (the “Second Closing”) shall occur on the first Business Day following the satisfaction or waiver by the applicable parties of each of the conditions set forth in Sections 6 and 7(b) below, or such other date as is mutually agreed to by the Company and each of the Buyers (the “Second Closing Date”). As used herein “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York generally are open for use by customers on such day.
(c)
Purchase Price. The purchase price for the First Funding Notes and the Second Funding Notes to be purchased by each Buyer shall be the purchase price indicated for the First Funding Notes (the "First Funding Purchase Price") and the Second Funding Notes (the "Second Funding Purchase Price") for each Buyer on the Schedule of Buyers (with a $4,000,000 in the aggregate limit for all Notes).
(d)
Form of Payment. On each closing date, (i) each Buyer shall pay its respective First Funding Purchase Price or Second Funding Purchase Price, as appliable (less, in the case of any Buyer, the amounts withheld for expenses pursuant to Section 4(c)) to the Company for the Notes to be issued and sold to such Buyer at the applicable closing, by wire transfer of immediately available funds in accordance with the wire instructions provided by the Company and (ii) the Company shall deliver to each Buyer their respective First Funding Note or Second Funding Note, as applicable, reflecting a principal amount equal to the First Funding Purchase Price or Second Funding Purchase price paid to the Company in connection therewith, and duly executed on behalf of the Company and registered in the name of such Buyer or its designee.
2.
BUYER’S REPRESENTATIONS AND WARRANTIES.

Each Buyer, severally and not jointly, represents and warrants to the Company with respect to only itself that, as of the date hereof and as of the Closing Date:

(a)
Organization; Authority. Such Buyer, if an entity, is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Buyer Transaction Documents (as defined below) to which it is a party and otherwise to carry out its obligations hereunder and thereunder.
(b)
No Public Sale or Distribution. Such Buyer (i) is acquiring its Note and all related securities (including the Warrants (as defined below), any Ordinary Shares received as a result of exercising the Warrants, and any Ordinary Shares received as payment-in-kind (“PIK”) under the Notes)(the Notes and all related securities are collectively referred to as the “Securities”), in each case, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof in violation of applicable securities laws, except pursuant to sales registered or exempted under the 1933 Act; provided, however, by making the representations herein, such Buyer does not agree, or make any representation or warranty, to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from registration under the 1933 Act. Such Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities in violation of applicable securities laws. For purposes of this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any Governmental Entity or any department or agency thereof.
(c)
Accredited Investor Status. Such Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.
(d)
Reliance on Exemptions. Such Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.
(e)
Information. Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities that have been requested by such Buyer and such Buyer has had the opportunity to review the Company’s public filings with the SEC. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company in order that such Buyer can make an informed investment decision with respect to the investment. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer’s right to rely on the Company’s representations and warranties contained herein. Such Buyer understands that its investment in the Securities involves a high degree of risk. Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.
(f)
No Governmental Review. Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.
(g)
Transfer or Resale. Such Buyer understands that except as provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to the Company (if requested by the Company) an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Buyer provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the 1933 Act (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC promulgated thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing, the Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities and such pledge of Securities, in and of itself, without transfer of Securities upon enforcement of such pledge, shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Buyer effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document (as defined in Section 3(b)), including, without limitation, this Section 2(g).
(h)
Validity; Enforcement. This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of such Buyer and shall constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.
(i)
No Conflicts. The execution, delivery and performance by such Buyer of this Agreement and the Registration Rights Agreement and the consummation by such Buyer of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Buyer, or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.
(j)
No Additional Agreements. Such Buyer does not have any agreement or understanding with the Company with respect to the transactions contemplated by the Buyer Transaction Documents other than as specified in the Buyer Transaction Documents.
(k)
No Group. Other than affiliates of such Buyer who are also Buyers under this Agreement, such Buyer is not under common control with or acting in concert with any other Buyer and is not part of a “group” for purposes of the 1934 Act.

(l)
Disclosure. Such Buyer understands and confirms that the Company will rely on the foregoing representations in consummating the transactions contemplated by this Agreement and the other Buyer Transaction Documents. Such Buyer acknowledges and agrees that the Company does not make and has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in the Buyer Transaction Documents .
3.
REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each of the Buyers that, as of the date hereof and as of the Closing Date:

(a)
Organization and Qualification. Each of the Company and each of its Subsidiaries are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authority to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted. Each of the Company and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect (as defined below). As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any Subsidiary, individually or taken as a whole, (ii) the transactions contemplated hereby or in any of the other Buyer Transaction Documents or any other agreements or instruments to be entered into in connection herewith or therewith or (iii) the authority or ability of the Company or any of its Subsidiaries to perform any of their respective obligations under any of the Buyer Transaction Documents (as defined below). Other than the Persons (as defined below) set forth on Schedule 3(a), the Company has no Subsidiaries. “Subsidiaries” means any Person in which the Company, directly or indirectly, (I) owns a majority of the outstanding capital stock or holds a majority equity or similar interest of such Person or (II) controls or operates all or any part of the business, operations or administration of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary.”
(b)
Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and the other Buyer Transaction Documents and to issue the Securities in accordance with the terms hereof and thereof. Each Subsidiary has the requisite power and authority to enter into and perform its obligations under the Buyer Transaction Documents to which it is a party. The execution and delivery of this Agreement and the other Buyer Transaction Documents by the Company and its Subsidiaries, and the consummation by the Company and its Subsidiaries of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Notes and the reservation for issuance and issuance of the Securities issuable pursuant to the Notes and the Warrants) have been duly authorized by the Company’s board of directors and each of its Subsidiaries’ board of directors or other governing body, as applicable, and (other than the filing with the SEC of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, a Form 8-K, a Form D with the SEC and any other filings as may be required by any state securities agencies) no further filing, consent or authorization is required by the Company, its Subsidiaries, their respective boards of directors or their stockholders or other governing body. This Agreement has been, and the other Buyer Transaction Documents to which it is a party will be prior to the Closing, duly executed and delivered by the Company, and each constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. Prior to the Closing, the Buyer Transaction Documents to which each Subsidiary is a party will be duly executed and delivered by each such Subsidiary, and shall constitute the legal, valid and binding obligations of each such Subsidiary, enforceable against each such Subsidiary in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. “Buyer Transaction Documents” means, collectively, this Agreement, the Notes, the Buyer Security Documents, the Guarantees, the Registration Rights Agreement and each of the other agreements and certificates entered into or delivered by any of the parties hereto in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.
(c)
Issuance of Securities. The issuance of the Notes are duly authorized and upon issuance in accordance with the terms of the Buyer Transaction Documents shall be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, mortgages, defects, claims, liens, pledges, charges, taxes, rights of first refusal, encumbrances, security interests and other encumbrances (collectively “Liens”) (other than the liens arising under the Mizuho Transaction Documents) with respect to the issuance thereof. As of the Closing, the Company shall have reserved from its duly authorized capital stock not less than 100% of the maximum number of the Securities issuable under the Notes and the Warrants. Upon issuance of Securities in accordance with the Notes and the Warrants, the Securities, when issued, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights or Liens with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Ordinary Shares. Subject to the accuracy of the representations and warranties of the Buyers in this Agreement, the offer and issuance by the Company of the Securities is exempt from registration under the 1933 Act.

(d)
No Conflicts. The execution, delivery and performance of the Buyer Transaction Documents by the Company and its Subsidiaries and the consummation by the Company and its Subsidiaries of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Notes and the Securities and the reservation for issuance of the Securities) will not (i) result in a violation of the Memorandum and Articles of Association (as defined below) (including, without limitation, any certificate of designation contained therein), Bylaws (as defined below), certificate of formation, memorandum of association, articles of association, bylaws or other organizational documents of the Company or any of its Subsidiaries, or any capital stock or other securities of the Company or any of its Subsidiaries, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, foreign, federal and state securities laws and regulations and the rules and regulations of the Nasdaq Stock Market (the “Principal Market”) and including all applicable foreign, federal and state laws, rules and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, except in each case referred to in clauses (ii) or (iii), to the extent that such conflict or violation would not reasonably be expected to have a Material Adverse Effect.
(e)
Consents. Neither the Company nor any Subsidiary is required to obtain any consent from, authorization or order of, or make any filing or registration with (other than the filing with the SEC of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, a Form 8-K, a Form D with the SEC and any other filings as may be required by any state securities agencies), any Governmental Entity (as defined below) or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by the Buyer Transaction Documents , in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company or any Subsidiary is required to obtain pursuant to the preceding sentence have been or will be obtained or effected on or prior to the Closing Date, and neither the Company nor any of its Subsidiaries are aware of any facts or circumstances which might prevent the Company or any of its Subsidiaries from obtaining or effecting any of the registration, application or filings contemplated by the Buyer Transaction Documents . The Company is not in violation of the requirements of the Principal Market and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Ordinary Shares in the foreseeable future. “Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multi-national organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing.
(f)
Acknowledgment Regarding Buyer’s Purchase of Securities. The Company acknowledges and agrees that each Buyer is acting solely in the capacity of an arm’s length purchaser with respect to the Buyer Transaction Documents and the transactions contemplated hereby and thereby and that no Buyer is, to its knowledge, a “beneficial owner” of more than 10% of the shares of Ordinary Shares. The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to the Buyer Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Buyer Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer’s purchase of the Securities. The Company further represents to each Buyer that the Company’s and each Subsidiary’s decision to enter into the Buyer Transaction Documents to which it is a party has been based solely on the independent evaluation by the Company, each Subsidiary and their respective representatives.

(g)
No General Solicitation; Placement Agent’s Fees. Neither the Company, nor any of its Subsidiaries or affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for Persons engaged by any Buyer or its investment advisor) relating to or arising out of the transactions contemplated hereby in connection with the sale of the Securities. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, attorney’s fees and out-of-pocket expenses) arising in connection with any such claim. Neither the Company nor any of its Subsidiaries has engaged any placement agent or other agent in connection with the offer or sale of the Securities.
(h)
No Integrated Offering. None of the Company, its Subsidiaries or any of their affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Securities under the 1933 Act, whether through integration with prior offerings or otherwise, or cause this offering of the Securities to require approval of stockholders of the Company for purposes of the 1933 Act or under any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated for quotation. None of the Company, its Subsidiaries, their affiliates nor any Person acting on their behalf will take any action or steps that would require registration of the issuance of any of the Securities under the 1933 Act or cause the offering of any of the Securities to be integrated with other offerings of securities of the Company.
(i)
Dilutive Effect. The Company understands and acknowledges that the number of Securities will increase in certain circumstances. The Company further acknowledges that its obligation to issue the Securities pursuant to the terms of the Notes and the Warrants in accordance with this Agreement and the Notes and the Warrants is, in each case, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.
(j)
No Undisclosed Events, Liabilities, Developments or Circumstances. To the Company’s knowledge, other than as disclosed in the SEC filings, no event, liability, development or circumstance has occurred or exists, or is reasonably expected to exist or occur with respect to the Company, any of its Subsidiaries or any of their respective businesses, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise), that (i) would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Ordinary Shares and which has not been publicly announced, (ii) could have a material adverse effect on any Buyer’s investment hereunder or (iii) would reasonably be expected to have a Material Adverse Effect.
(k)
Conduct of Business; Regulatory Permits. Neither the Company nor any of its Subsidiaries is in violation of any term of or in default under its Memorandum and Articles of Association, any certificate of designation, preferences or rights of any other outstanding series of preferred stock of the Company or any of its Subsidiaries or Bylaws or their organizational charter, certificate of formation, memorandum of association, articles of association, Memorandum and Articles of Association or certificate of incorporation or bylaws, respectively. Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except in all cases for possible violations which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Without limiting the generality of the foregoing, the Company is not in violation of any of the rules, regulations or requirements of the Principal Market and has no knowledge of any facts or circumstances that could reasonably lead to delisting or suspension of the Ordinary Shares by the Principal Market in the foreseeable future. During the two years prior to the date hereof, (i) the Ordinary Shares has been listed or designated for quotation on the Principal Market, (ii) trading in the Ordinary Shares has not been suspended by the SEC or the Principal Market and (iii) the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Ordinary Shares from the Principal Market. The Company and each of its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit. There is no agreement, commitment, judgment, injunction, order or decree binding upon the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries is a party which has or would reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Company or any of its Subsidiaries, any acquisition of property by the Company or any of its Subsidiaries or the conduct of business by the Company or any of its Subsidiaries as currently conducted other than such effects, individually or in the aggregate, which have not had and would not reasonably be expected to have a Material Adverse Effect.
(l)
Foreign Corrupt Practices. Neither the Company, any of the Company’s Subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee, nor any other person acting for or on behalf of the foregoing (individually and collectively, a “Company Affiliate”) have violated the U.S. Foreign Corrupt Practices Act (the “FCPA”) or any other applicable anti-bribery or anti-corruption laws, nor has any Company Affiliate offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value, to any officer, employee or any other person acting in an official capacity for any Governmental Entity to any political party or official thereof or to any candidate for political office (individually and collectively, a “Government Official”) or to any person under circumstances where such Company Affiliate knew or was aware of a high probability that all or a portion of such money or thing of value would be offered, given or promised, directly or indirectly, to any Government Official, for the purpose of:
(i)
(A) influencing any act or decision of such Government Official in his/her official capacity, (B) inducing such Government Official to do or omit to do any act in violation of his/her lawful duty, (C) securing any improper advantage, or (D) inducing such Government Official to influence or affect any act or decision of any Governmental Entity, or

(ii)
assisting the Company or its Subsidiaries in obtaining or retaining business for or with, or directing business to, the Company or its Subsidiaries.
(m)
Environmental Laws. (i) The Company and its Subsidiaries (A) are in compliance with any and all Environmental Laws (as defined below), (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (C) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (A), (B) and (C), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(ii) No Hazardous Materials:

(A) have been disposed of or otherwise released from any real property of the Company or any of its Subsidiaries in violation of any Environmental Laws; or

(B) are present on, over, beneath, in or upon any real Property or any portion thereof in quantities that would constitute a violation of any Environmental Laws. No prior use by the Company or any of its Subsidiaries of any real property has occurred that violates any Environmental Laws, which violation would have a material adverse effect on the business of the Company or any of its Subsidiaries.

(iii) Neither the Company nor any of its Subsidiaries knows of any other person who or entity which has stored, treated, recycled, disposed of or otherwise located on any real property any Hazardous Materials, including, without limitation, such substances as asbestos and polychlorinated biphenyls.

None of the real properties are on any federal or state “Superfund” list or Liability Information System (“CERCLIS”) list or any state environmental agency list of sites under consideration for CERCLIS, nor subject to any environmental related Liens.

4.
COVENANTS.
(a)
Reporting Status. The Company shall use best efforts to timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would no longer require or otherwise permit such termination.

(b)
Listing. The Company shall promptly secure the listing or designation for quotation (as the case may be) of all of the Registrable Securities upon each national securities exchange and automated quotation system, if any, upon which the Ordinary Shares is then listed or designated for quotation (as the case may be) (subject to official notice of issuance) and shall maintain such listing or designation for quotation (as the case may be) of all Registrable Securities from time to time issuable under the terms of the Buyer Transaction Documents on such national securities exchange or automated quotation system. The Company shall maintain the Ordinary Shares’ listing or authorization for quotation (as the case may be) on the Principal Market. Neither the Company nor any of its Subsidiaries shall take any action which could be reasonably expected to result in the delisting or suspension of the Ordinary Shares on an Principal Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(b).
(c)
Fees. The Company shall reimburse each Buyer for all costs and expenses incurred by it or its affiliates in connection with the structuring, documentation, negotiation and closing of the transactions contemplated by the Buyer Transaction Documents (including, without limitation, as applicable, all reasonable legal fees of outside counsel and disbursements of counsel, any other fees and expenses in connection with the structuring, documentation, negotiation and closing of the transactions contemplated by the Buyer Transaction Documents and due diligence and regulatory filings in connection therewith) (the “Transaction Expenses”) which, at the option of each Buyer, shall be withheld from its Purchase Price at the Closing in a non-accountable amount of $50,000 with any additional amount to require documentation. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, Controlled Account Bank fees, transfer agent fees, DTC (as defined below) fees or broker’s commissions (other than for Persons engaged by any Buyer) relating to or arising out of the transactions contemplated hereby (including, without limitation, any fees or commissions payable to any placement agent in connection with the transactions contemplated by this Agreement). The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys’ fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment.
(d)
Reservation of Shares. So long as any of the Notes or the Warrants remain outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 100% of the maximum number of shares of Ordinary Shares issuable under the Notes and the Warrants then outstanding (collectively, the “Required Reserve Amount”); provided that at no time shall the number of shares of Ordinary Shares reserved pursuant to this Section be reduced. If at any time the number of shares of Ordinary Shares authorized and reserved for issuance is not sufficient to meet the Required Reserve Amount, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company’s obligations pursuant to the Buyer Transaction Documents , in the case of an insufficient number of authorized shares, obtain stockholder approval of an increase in such authorized number of shares, and voting the management shares of the Company in favor of an increase in the authorized shares of the Company to ensure that the number of authorized shares is sufficient to meet the Required Reserve Amount.

(e)
Conduct of Business. The Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any Governmental Entity, except where such violations would not reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect.
(f)
Subsidiary Guarantee. Upon delivery of the Guarantees to Buyer, and for so long as any of the Notes remain outstanding, upon any entity becoming a direct, or indirect, Subsidiary (other than the Excluded Subsidiaries) of the Company, the Company shall cause each such Subsidiary to become party to the Guarantee by executing a joinder to the Guarantee reasonably satisfactory in form and substance to the Buyers. “Excluded Subsidiaries” means (a) each Immaterial Subsidiary (“Immaterial Subsidiary” means each Subsidiary of Company now existing or hereafter acquired or formed and each successor thereto, which accounts for not more than (i) 3.0% of the net income (after intercompany eliminations) of Company and its Subsidiaries, or (ii) 3.0% of the consolidated assets (after intercompany eliminations) of Company and its Subsidiaries); (b) each Subsidiary hereafter acquired that is prohibited by any applicable contractual obligation in effect on the Closing Date or the date such entity became a Subsidiary (but not entered into in contemplation of becoming a Subsidiary) or applicable law from guaranteeing the obligations at the time such Subsidiary becomes a Subsidiary, (c) each CFC and U.S. Foreign HoldCo (to the extent that making such CFC or U.S. Foreign HoldCo a Subsidiary guarantor could be expected to give rise to material adverse tax consequences to Company, its Subsidiaries, and/or the direct or indirect holders of the capital stock of Company as a reasonably determined by Company) and (d) each other Subsidiary with respect to which, in the reasonable judgement of the Required Holders and the Company, guaranteeing the Obligations hereunder could reasonably be expected to result in a material adverse tax consequences to Company or any indirect beneficial owner thereof as a result hereof that outweigh the benefits of such guarantee to the holders of Notes. “CFC” means any Subsidiary that is a “controlled foreign corporation” for United States federal income tax purposes within the meaning of Section 975 of the Code and any direct or indirect subsidiary of a CFC. “U.S. Foreign HoldCo” means (i) any Domestic Subsidiary that is treated as a corporation for federal income tax purposes substantially all the assets of which consist (directly or indirectly) of stock or securities of one or more CFCs and (ii) any Domestic Subsidiary that is treated as either a partnership or disregarded entity for federal income tax purposes substantially all of the assets of which consist (directly or indirectly) of stock or securities of one or more CFCs.
(g)
Reporting Requirements. Within ten (10) business days after the First Closing Date, the Company shall deliver to the Buyers a detailed list of monthly reporting requirements relating to the operations, plans and performance of the Company. The reporting requirements are subject to the approval of the Buyers in their sole discretion. Once the list of reporting requirements is agreed to by the Buyers (the “Agreed Upon Reporting Requirements”), the Company shall comply with the Agreed Upon Reporting Requirements.
(h)
Issuance of Warrants. On the Closing Date, the Company shall issue to each Buyer, the Warrants in form and substance reasonably acceptable to each Buyer. If a Buyer does an additional funding or purchases Second Funding Notes after the First Funding Closing Date, the Company shall issue additional Warrants within fifteen (15) days after the Second Funding Closing Date applicable thereto. Each Buyer shall receive Warrants to purchase an amount of the Company’s Ordinary Shares equal to the face amount of each Note acquired by the Buyer divided by ten (10). For avoidance of doubt, if a Buyer purchases $1 million face amount of Notes, such Buyer receives Warrants to purchase 100,000 Ordinary Shares. The Warrants shall vest and become exercisable on the one-year anniversary of the First Closing Date and shall thereafter be exercisable any time up until, but excluding, the day after the seven-year anniversary of the respective closing of the applicable Note purchase. The Warrants shall include standard adjustments and anti-dilution provisions in the event of equity offerings, equity-linked capital raises, stock splits (including stock dividends), certain other dividends and distributions, reclassifications and similar transactions. The Warrants shall include demand and piggy-back registration rights to be set forth in the Registration Rights Agreement. The Warrants shall have an exercise price equal to 80% of the lower of (i) the opening price of any public offering of straight equity securities of the Company occurring within six (6) months of the issue date of the Warrants, and (ii) the Volume-Weighted Average Price (“VWAP”) of the Company's Ordinary Shares over the sixty (60) trading days immediately prior to the vesting of the Warrants.
(i)
Grant and Perfection of Security Interests. The Company and all Subsidiaries shall promptly comply with all requests by Buyers and/or Buyers’ counsel and otherwise take all actions and execute all documents required to assure that the obligations of the Company and its Subsidiaries under the Notes and this Agreement are secured by a second priority perfected security interest (second only to the Mizuho liens and obligations under the Mizuho Transaction Documents) in all of the existing and future assets of the Company and each Subsidiary and Grantors, including a pledge of all of the capital stock of each of the Grantors (other than the Excluded Collateral, as defined in the Mizuho Security Agreement), as evidenced by (i) the Buyer Security Agreement, (ii) the Controlled Account Agreements, (iv) any other Buyer Security Documents, and (v) one or more Guarantees executed by the Guarantors. The effectiveness of the Buyer Security Agreement and all other Buyer Security Documents necessary to secure the Company's obligations under the First Funding Notes and the Second Funding Notes shall be a condition precedent to the obligation of Buyer to purchase the Second Funding Notes in any Second Closing and the failure of the First Funding Notes to be secured by Buyer Security Documents acceptable to the Buyers within twenty (20) calendar days of the First Closing Date shall, unless extended in writing by the Required Holders, be an express Event of Default under the terms and conditions of each First Funding Note and this Agreement.
(j)
Controlled Account Agreements. Within twenty (20) business days after the Closing Date, each Controlled Account Bank (as defined in the Notes) and the Collateral Agent shall have duly executed and delivered to such Buyer a Controlled Account Agreement (as defined in the Notes) with respect to each account of the Company or any of the other Grantors held at such Controlled Account Bank.
(k)
Cooperation with Mizuho. The Company shall use its best efforts to assist the Buyers with respect any effort, outcome or undertaking related to Mizuho necessary, convenient or advisable to consummate the transactions contemplated by Section 4(h) and Recital F, above.
5.
REGISTER; TRANSFER AGENT INSTRUCTIONS; LEGEND.
(a)
Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Notes in which the Company shall record the name and address of the Person in whose name the Notes have been issued (including the name and address of each transferee), and the principal amount of the Notes held by such Person. The Company shall keep the register open and available at all times during business hours for inspection of any Buyer or its legal representatives.
(b)
Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent and any subsequent transfer agent (as applicable, the “Transfer Agent”) in a form acceptable to each of the Buyers (the “Irrevocable Transfer Agent Instructions”) to issue certificates or credit shares to the applicable balance accounts at The Depository Trust Company (“DTC”), registered in the name of each Buyer or its respective nominee(s), for the Securities in such amounts as specified from time to time by each Buyer to the Company.
(c)
Legends. Each Buyer understands that the Securities have been issued (or will be issued in the case) pursuant to an exemption from registration or qualification under the 1933 Act and applicable state securities laws, and except as set forth below, the Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

(d)
Removal of Legends. Certificates evidencing Securities shall not be required to contain the legend set forth in Section 5(c) above or any other legend (i) while a registration statement (including a Registration Statement) covering the resale of such Securities is effective under the 1933 Act, (ii) following any sale of such Securities pursuant to Rule 144 (assuming the transferor is not an affiliate of the Company), (iii) if such Securities are eligible to be sold, assigned or transferred under Rule 144 (provided that a Buyer provides the Company with reasonable assurances that such Securities are eligible for sale, assignment or transfer under Rule 144 which shall not include an opinion of Buyer’s counsel), (iv) in connection with a sale, assignment or other transfer (other than under Rule 144), provided that such Buyer provides the Company with an opinion of counsel to such Buyer, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the 1933 Act or (v) if such legend is not required under applicable requirements of the 1933 Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the SEC).
6.
CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.
(a)
The obligation of the Company hereunder to issue and sell the Notes to each Buyer at the Closing is subject to the satisfaction, at or before the Closing Date or subsequent funding, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:
(i)
Such Buyer and each other Buyer shall have delivered to the Company the Purchase Price (less, in the case of any Buyer, the amounts withheld pursuant to Section 4(c)) for the Note being purchased by such Buyer by wire transfer of immediately available funds in accordance with wire instructions provided by the Company.
(ii)
The representations and warranties of such Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.
7.
CONDITIONS TO EACH BUYER’S OBLIGATION TO PURCHASE.
(a)
The obligation of each Buyer hereunder to purchase its First Funding Note at the First Closing shall be joint and not several and is subject to the satisfaction, at or before the First Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived by such Buyer only for itself at any time in its sole discretion by providing the Company with prior written notice thereof:
(i)
The Company and each Subsidiary (as the case may be) shall have duly executed and delivered to such Buyer this Agreement, the Note and the Warrant, which are due at the First Closing to which it is a party and the Company shall have duly executed and delivered to such Buyer a Note in the face amount equal to the First Funding Purchase Price paid by Buyer for the First Funding Note, as set forth across from such Buyer’s name on the Schedule of Buyers as being purchased by such Buyer at the First Closing pursuant to this Agreement.
(ii)
Each and every representation and warranty of the Company shall be true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materially, in all respects) as of the date when made and as of the First Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company at or prior to the First Closing Date.
(iii)
No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or Governmental Entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Buyer Transaction Documents.
(iv)
Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably would have or result in a Material Adverse Effect.
(v)
The Company and its Subsidiaries shall have delivered to such Buyer such documents, instruments or certificates relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.
(vi)
The Company receiving written consent (with an email being acceptable for the First Closing) from Mizuho to the Company entering into the transactions contemplated by this Agreement, the Notes, and no event shall have occurred indicating the Company will be unable to deliver Buyer Security Documents within the time periods following the First Closing required under this Agreement.
(b)
The obligation of each Buyer hereunder to purchase its Second Funding Note at the Second Closing shall be joint and not several and is subject to the satisfaction, at or before the Second Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived by such Buyer only for itself at any time in its sole discretion by providing the Company with prior written notice thereof:
(i)
No Event of Default (as defined in the First Funding Notes) shall have occurred and be continuing under any issued and outstanding First Funding Note;
(ii)
The Company and each Subsidiary (as the case may be) shall have duly executed and delivered to such Buyer each of the Buyer Transaction Documents which are due at the Second Closing to which it is a party and the Company shall have duly executed and delivered to such Buyer a Note in the face amount equal to the Second Funding Purchase Price paid by Buyer for the Second Funding Note, as set forth across from such Buyer’s name on the Schedule of Buyers as being purchased by such Buyer at the Second Closing pursuant to this Agreement.
(iii)
Each and every representation and warranty of the Company shall be true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materially, in all respects) as of the date when made and as of the First Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company at or prior to the Second Closing Date.

(iv)
No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or Governmental Entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Buyer Transaction Documents.
(v)
Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably would have or result in a Material Adverse Effect.
(vi)
The Company and its Subsidiaries shall have delivered to such Buyer such documents, instruments or certificates relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.
(vii)
The Buyer Security Agreement and all other Buyer Security Documents required for the First Funding Notes and the Second Funding Notes to be secured by the second priority lien in the Company's assets as provided in Section 4(h) have been executed and are enforceable in accordance with their terms.
(viii)
The Company receiving written consent from Mizuho to the Company entering into the transactions contemplated by this Agreement, the Notes, and no event shall have occurred indicating the Company will be unable to deliver Security Documents and the other Buyer Transaction Documents within the time periods required under this Agreement.
8.
MISCELLANEOUS.
(a)
Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or under any of the other Buyer Transaction Documents or with any transaction contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude any Buyer from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to such Buyer or to enforce a judgment or other court ruling in favor of such Buyer. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY

OTHER TRANSACTION DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.
(b)
Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by DocuSign, facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.
(c)
Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.
(d)
Severability; Maximum Payment Amounts. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s). Notwithstanding anything to the contrary contained in this Agreement or any other Transaction Document (and without implication that the following is required or applicable), it is the intention of the parties that in no event shall amounts and value paid by the Company and/or any of its Subsidiaries (as the case may be), or payable to or received by any of the Buyers, under the Buyer Transaction Documents (including without limitation, any amounts that would be characterized as “interest” under applicable law) exceed amounts permitted under any applicable law. Accordingly, if any obligation to pay, payment made to any Buyer, or collection by any Buyer pursuant the Buyer Transaction Documents is finally judicially determined to be contrary to any such applicable law, such obligation to pay, payment or collection shall be deemed to have been made by mutual mistake of such Buyer, the Company and its Subsidiaries and such amount shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by the applicable law. Such adjustment shall be effected, to the extent necessary, by reducing or refunding, at the option of such Buyer, the amount of interest or any other amounts which would constitute unlawful amounts required to be paid or actually paid to such Buyer under the Buyer

Transaction Documents. For greater certainty, to the extent that any interest, charges, fees, expenses or other amounts required to be paid to or received by such Buyer under any of the Buyer Transaction Documents or related thereto are held to be within the meaning of “interest” or another applicable term to otherwise be violative of applicable law, such amounts shall be pro-rated over the period of time to which they relate.
(e)
Entire Agreement; Amendments. This Agreement, the other Buyer Transaction Documents and the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein supersede all other prior oral or written agreements between the Buyers, the Company, its Subsidiaries, their affiliates and Persons acting on their behalf, including, without limitation, any transactions by any Buyer with respect to Ordinary Shares or the Securities, and the other matters contained herein and therein, and this Agreement, the other Buyer Transaction Documents , the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein contain the entire understanding of the parties solely with respect to the matters covered herein and therein; provided, however, nothing contained in this Agreement or any other Transaction Document shall (or shall be deemed to) (i) have any effect on any agreements any Buyer has entered into with, or any instruments any Buyer has received from, the Company or any of its Subsidiaries prior to the date hereof with respect to any prior investment made by such Buyer in the Company or (ii) waive, alter, modify or amend in any respect any obligations of the Company or any of its Subsidiaries, or any rights of or benefits to any Buyer or any other Person, in any agreement entered into prior to the date hereof between or among the Company and/or any of its Subsidiaries and any Buyer, or any instruments any Buyer received from the Company and/or any of its Subsidiaries prior to the date hereof, and all such agreements and instruments shall continue in full force and effect. Except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. For clarification purposes, the Recitals are part of this Agreement. No additional Buyers can purchase Notes and no provision of this Agreement or any of the Transaction Documents may be amended or waived other than by an instrument in writing signed by the Company and the Required Holders (as defined below), and any amendment or waiver to any provision of this Agreement or any of the Transaction Documents made in conformity with the provisions of this Section shall be binding on all Buyers and holders of Securities, as applicable; provided that no such amendment shall be effective to the extent that it imposes any additional obligation or liability on any Buyer (excluding the Required Holders) without such Buyer’s prior written consent (which may be granted or withheld in such Buyer’s sole discretion, but if withheld by such Buyer, shall remain effective with respect to all other Buyers). The Company confirms that, except as set forth in this Agreement, no Buyer has made any commitment or promise or has any other obligation to provide any financing to the Company, any Subsidiary or otherwise. “Required Holders” means Krishnan-Shah Family Partners, LP and Supurna VedBrat and their respective assignees.

(f)
Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by electronic mail (provided that such sent email is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s email server that such e-mail could not be delivered to such recipient); or (iii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The mailing addresses and e-mail addresses for such communications shall be:

If to the Company:

Roadzen Inc.
111 Anza Boulevard, Suite 109
Burlingame, CA 94101
Attention: Rohan Malhotra
E-Mail: rohan@roadzen.ai

With a copy (for informational purposes only) to:

Greenberg Traurig, LLP
1750 Tysons Blvd., Suite 1000
McLean, VA 22102
Telephone: (703) 749-1300
Attention: Jason Simon, Esq.
E-Mail: simonj@gtlaw.com

If to a Buyer, to its mailing address and e-mail address set forth on the Schedule of Buyers, with copies to such Buyer’s representatives as set forth on the Schedule of Buyers,

or to such other mailing address and/or e-mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s e-mail containing the time, date and recipient’s e-mail or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by e-mail or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(g)
Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of any of the Notes. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of all Buyers. A Buyer may assign some or all of its rights hereunder in connection with any transfer of any of its Securities without the consent of the Company, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such assigned rights.
(h)
No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, other than the Indemnitees referred to in subsection (k) below.

(i)
Survival. The representations, warranties, agreements and covenants shall survive the Closing. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.
(j)
Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
(k)
Indemnification. In consideration of each Buyer’s execution and delivery of the Buyer Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Buyer Transaction Documents , the Company shall defend, protect, indemnify and hold harmless each Buyer and each holder of any Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company or any Subsidiary in any of the Buyer Transaction Documents , (ii) any breach of any covenant, agreement or obligation of the Company or any Subsidiary contained in any of the Buyer Transaction Documents or (iii) any cause of action, suit, proceeding or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company or any Subsidiary) or which otherwise involves such Indemnitee that arises out of or results from (A) the execution, delivery, performance or enforcement of any of the Buyer Transaction Documents , (B) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or (C) the status of such Buyer or holder of the Securities either as an investor in the Company pursuant to the transactions contemplated by the Buyer Transaction Documents or as a party to this Agreement (including, without limitation, as a party in interest or otherwise in any action or proceeding for injunctive or other equitable relief). To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.
(l)
Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty. Each and every reference to share prices, shares of Ordinary Shares and any other numbers in this Agreement that relate to the Ordinary Shares shall be automatically adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions that occur with respect to the Ordinary Shares after the date of this Agreement.

(m)
Remedies. Each Buyer and in the event of assignment by Buyer of its rights and obligations hereunder, each holder of Securities, shall have all rights and remedies set forth in the Buyer Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. The remedies provided in this Agreement and the other Buyer Transaction Documents shall be cumulative and in addition to all other remedies available under this Agreement and the other Buyer Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief).
(n)
Payment Set Aside; Currency. To the extent that the Company makes a payment or payments to any Buyer hereunder or pursuant to any of the other Buyer Transaction Documents or any of the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred. Unless otherwise expressly indicated, all dollar amounts referred to in this Agreement and the other Buyer Transaction Documents are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Agreement and all other Buyer Transaction Documents shall be paid in U.S. Dollars. All amounts denominated in other currencies (if any) shall be converted into the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation. “Exchange Rate” means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Agreement, the U.S. Dollar exchange rate as published in the Wall Street Journal on the relevant date of calculation.

[signature pages follow]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

COMPANY:
ROADZEN INC. By: /s/ Rohan Malhotra Name: Rohan Malhotra Title: Chief Executive Officer

BUYERS:

KRISHNAN-SHAH FAMILY PARTNERS, LP By: /s/ Ajay Shah Name: Ajay Shah Title: Partner
/s/ Supurna VedBrat Supurna VedBrat

Schedule of Buyers

Buyer	First Funding Purchase Price	Second Funding Purchase Price
Krishnan-Shah Family Partners, LP Address:	$500,000.00	$500,000.00
Supurna VedBrat Address:	$500,000.00	$500,000.00

EXHIBIT A

Form of Notes

[See attached]

THE SECURITIES REFERENCED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SENIOR SECURED PROMISSORY NOTE

$[__________] [____________], 2024

For value received, Roadzen Inc., a British Virgin Islands business company (the “Company”), promises to pay to [________] (the “Holder”), the principal sum of [________________] Dollars ($[_________]), together with all interest and all other amounts payable under this Senior Secured Promissory Note (the “Note"). This Note is issued pursuant to that certain Securities Purchase Agreement dated March 28, 2024 (the “Purchase Agreement”). Capitalized terms not otherwise defined herein have the meaning given them in the Purchase Agreement. This Note is subject to the following terms and conditions.

1.
Disbursement. The parties acknowledge and agree that the full principal amount of this Note has been funded and disbursed to the Company as of the date of this Note (the "Note Date").
2.
Interest & Interest Rate Adjustments. Interest shall accrue on the unpaid principal amount of this Note from the Note Date through and until the Initial Rate Adjustment Date (as defined below) at the rate of seventeen and one half percent (17.50%) per annum. In the event all principal and unpaid interest on the outstanding principal balance of this Note is not paid in full on or before the Initial Rate Adjustment Date, on the Initial Rate Adjustment Date, the interest rate payable on the unpaid principal balance shall increase to 19.50% per annum, and such interest rate shall thereafter increase by an additional two percentage points (2.00%) on each subsequent monthly anniversary of the Initial Rate Adjustment Date until the earlier of: (i) all principal and all accrued but unpaid interest under this Note are paid in full; and (ii) the adjusted interest rate payable under this Section 2 equals to 29.50% per annum (the "Maximum Adjusted Rate"), following which interest shall accrue on the unpaid principal amount outstanding under this Note at the Maximum Adjusted Rate until all principal and interest due hereunder are paid, in full. All interest payable hereunder shall be computed on the basis of a 360-day year and prorated on the basis of the number of days that the respective principal and interest remains outstanding. All accrued but unpaid interest payable under this Note shall be compounded on an annual basis.
3.
Payments. Prior to the Demand Date, payments of interest only shall be made on a quarterly basis in accordance with this Section 3. The Company shall pay all accrued but unpaid interest on each three-month anniversary of the Note Date. During the first six months following the Note Date the Company shall have the right to pay interest in kind (“PIK”) by the issuance of Ordinary Shares. For purposes of the PIK equity valuation, each Ordinary Share shall be deemed to have a value equal to the lowest of (i) $8 per share, (ii) the Volume-Weighted Average Price (“VWAP”) of the RZDN over the sixty (60) trading days ending three (3) trading days prior to the PIK payment, (iii) the opening price per share of RDZN in any public offering of straight equity occurring after the Note Date, and (iv) the price per share of RDZN after the close on the first day of trading after such a public offering of straight equity.
4.
Maturity. Unless earlier paid, it is intended that all principal and interest due and payable under this Note shall be paid by Company on the sixth-month anniversary of the Note Date, or September 28, 2024 (the “Initial Rate Adjustment Date”); provided, however, that the failure of the Company to repay all principal on the Initial Rate Adjustment Date shall not be an Event of Default but shall entitle Holder to interest at the increased amounts provided in Section 2, above. Following the Initial Rate Adjustment Date, all principal and interest and any other amounts payable to Holder under this Note, the Purchase Agreement and each of the other Buyer Transaction Documents shall be due and payable, in full, within five (5) Business Days of written demand by Holder (the “Demand Date”).
5.
Events of Default. If any Event of Default (as defined herein) shall have occurred and be continuing hereunder, at the option and upon the declaration of the Holder and upon written notice to the Company (which election and notice shall not be required in the case of an Event of Default under subsection (a) below), this Note shall accelerate and all principal and unpaid accrued interest shall become due and payable, in full. The occurrence of any one or more of the following shall constitute an “Event of Default”:
(a)
The occurrence of any of: (i) the voluntary filing of a petition in bankruptcy or any petition for relief under the federal bankruptcy act of bankruptcy by the Company, (ii) the execution by the Company of a general assignment for the benefit of creditors, (iii) the filing against the Company of a petition in bankruptcy or any petition for relief under the federal bankruptcy act and the continuation of such petition without dismissal for a period of 30 days or more, (iv) the application for or consent to the appointment of a receiver or trustee to take possession of the property or assets of the Company, (v) the Company’s stockholders or board of directors affirmatively voting to liquidate, dissolve, or wind up the Company, or (vi) proceedings of a similar nature to (i) through (v) above in jurisdictions outside of the United States;
(b)
the Company’s failure to pay when due an interest payment, or other amounts due under this Note on the date the same becomes due and payable;
(c)
the Company’s failure to repay all principal and all accrued and unpaid interest on or before the Demand Date;
(d)
any representation, warranty, or other statement made or furnished by or on behalf of the Company to the Holder in writing in connection with this Note, the Purchase Agreement, any Buyer Security Document or any other Buyer Transaction Document being false, incorrect, incomplete or misleading in a material respect when made or furnished;
(e)
the Company’s failure to observe or perform any covenant, obligation, condition or agreement contained in this Note,
(f)
the Company’s failure to observe or perform any covenant, obligation, condition or agreement contained in this Note and the Purchase Agreement including, without limitation, the issuance of the Warrants or the execution and delivery of the Buyer Security Agreement and other Buyer Security Documents required under the Purchase Agreement within applicable periods required therein;
(g)
Any material Buyer Transaction Document, or any provision thereof, for any reason ceases to be in full force and effect or enforceable in accordance with its terms or any obligor thereunder so asserting in writing.

In the event of any Event of Default hereunder, in addition to all rights of the Holder under the Buyer Transaction Documents or at law or in equity, the Company shall pay all reasonable attorneys’ fees and court costs incurred by the Holder in enforcing and collecting this Note.

6.
Change of Control. In the event of a Change of Control (as defined below) prior to the repayment in full of this Note, this Note shall become due and payable immediately prior to such Change of Control in an amount equal to the sum of (i) the outstanding principal; (ii) any accrued but unpaid interest payable under this Note; and any other amounts due to Holder pursuant to the terms of this Note or the other Buyer Transaction Documents. The term “Change of Control” means a Deemed Liquidation Event (as such term is defined in the Restated Charter), other than with an Excluded Entity (as defined below). Notwithstanding the foregoing, a transaction shall not constitute a Change of Control if its purpose is to (A) change the jurisdiction of the Company’s incorporation, (B) create a holding company that will be owned in substantially the same proportions by the persons who hold the Company’s securities immediately before such transaction, or (C) obtain funding for the Company in a financing that is approved by the Company’s Board of Directors. An “Excluded Entity” means a corporation or other entity of which the holders of voting capital stock of the Company outstanding immediately prior to such transaction are the direct or indirect holders of voting securities representing at least a majority of the votes entitled to be cast by all of such corporation’s or other entity’s voting securities outstanding immediately after such transaction. The Company shall deliver to the Holder written notice of any Change of Control at least twenty (20) days prior to the occurrence thereof.
7.
Payment; Prepayment.
(a)
Other than the PIK payments permitted hereunder, all payments shall be made in lawful money of the United States of America at such place as the Holder hereof may from time to time designate in writing to the Company. Payment shall be credited first to the accrued interest then due and payable and the remainder shall be applied to principal.
(b)
The Company may prepay this Note in full or in part without penalty at any time; provided, however, that Holder shall not be obligated to accept any partial prepayments of less than $500,000 (the "Minimum Prepayment Amount") or any additional prepayment amount unless paid in increments of not less than $100,000 above the Minimum Prepayment Amount.

(c) any payment date that falls on a day when national banks are not required to be opened will be moved to the next following Business Day.

8.
Stockholders, Officers and Directors Not Liable. In no event shall any stockholder, officer or director of the Company be liable for any amounts due or payable pursuant to this Note.
9.
Interest Rate Limitation. Notwithstanding anything to the contrary contained in this Note or the Purchase Agreement (the “Loan Documents”), the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable law (the “Maximum Rate”). If the Holder shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal remaining owed under this Note or, if it exceeds such unpaid principal, refunded to the Company. In determining whether the interest contracted for, charged, or received by the Holder exceeds the Maximum Rate, the Holder may, to the extent permitted by applicable law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of this Note.
10.
Action to Collect on Note. If action is instituted to collect on this Note, the Company promises to pay all of the Holder’s costs and expenses, including reasonable attorney’s fees, incurred in connection with such action.

11.
Loss of Note. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Note or any Note exchanged for it, and indemnity satisfactory to the Company (in case of loss, theft or destruction) or surrender and cancellation of such Note (in the case of mutilation), the Company will make and deliver in lieu of such Note a new Note of like tenor.
12.
Covenants. So long as any amounts remain outstanding under this Note:
(a)
Use of Proceeds. The Company will use the proceeds from amounts advanced under the Note as set forth in the Purchase Agreement in all material respects.
(b)
Distributions. The Company shall not (i) declare or pay any dividends or make any distributions to any holder(s) of equity securities of the Company or (ii) purchase or otherwise acquire for value, directly or indirectly, any equity security of the Company, in each case without the prior written consent of the Holder.
(c)
Disposition of Assets. Neither the Company nor any subsidiary shall sell, transfer or otherwise dispose of any of its properties, assets and rights including, without limitation, its intellectual property, to any person, in each case unless approved by the Holder in writing, other than (i) assets no longer used or useful in its business and (ii) sales, leases, licenses, assignments, transfers, conveyances and other dispositions of such assets or rights for fair value in the ordinary course of business consistent with past practices.
(d)
Reservation of Shares. The Company shall take all action necessary to at all times have authorized and reserved for the purpose of issuance, one hundred percent (100%) of the aggregate number of Ordinary Shares issuable in connection with any PIK of interest.
(e)
Existence of Liens. The Company shall not, and the Company shall cause each of its subsidiaries to not, directly or indirectly, allow or suffer to exist any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by the Company or any of its subsidiaries (collectively, “Liens”), other than the following (collectively, the “Permitted Liens”): (i) Liens created or permitted pursuant to the Mizuho Security Agreement; (ii) Liens created or permitted pursuant to the Buyer Security Documents, (iii) Liens imposed by law for taxes, assessments, or governmental charges not yet due or which are being contested in good faith and by appropriate proceedings diligently conducted if adequate reserves with respect thereto are maintained in accordance with GAAP, (iv) the interests of lessors under operating leases and non-exclusive licensors under license agreements, (v) carrier’s, warehousemen's, mechanics', materialmen's, repairmen's, and other similar Liens imposed by law, arising in the ordinary course of business, and securing obligations that are not overdue by more than 30 days or that are being contested in good faith and by appropriate proceedings diligently conducted, (vi) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens rights or set-off or similar rights, (vii) pledges and deposits and other Liens (A) made in the ordinary course of business in compliance with workers' compensation, unemployment insurance, and other social security laws or regulations and (B) securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of insurance carriers providing property, casualty, or liability insurance to the Company or any of its subsidiaries, (viii) Liens (including deposits) to secure the performance of bids, tenders, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds, and other obligations of like nature, in each case in the ordinary course of business, (ix) Liens on fixed or capital assets acquired, leased, constructed, or improved by the Company or any of its subsidiaries; provided that (A) such security interests secure Permitted Indebtedness (as defined below), (B) such Liens and the debt secured thereby are incurred prior to or within 180 days of such acquisition or the completion of such construction or improvement, and (C) such Liens shall not apply to any other property or assets of the

Company or any of its subsidiaries, and (ix) Liens on Patents and Patent Licenses (as such terms are defined in the Mizuho Security Agreement).
(f)
Incurrence of Indebtedness. The Company shall not, and the Company shall cause each of its subsidiaries to not, directly or indirectly, incur or guarantee, assume, incur or permit to exist any (i) indebtedness for borrowed money, (ii) obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with GAAP) (other than trade payables entered into in the ordinary course of business consistent with past practice), (iii) reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (iv) obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (v) indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (vi) monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, or (vii) indebtedness referred to in clauses (i) through (vi) above secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness (collectively, “Indebtedness”), other than the following (collectively, “Permitted Indebtedness”): (A) Indebtedness of the Company and its subsidiaries existing or arising under this Note and any other Buyer Transaction Document, (B) Indebtedness arising under the Mizuho Transaction Documents; (C) Indebtedness arising in connection with the endorsement of instruments or other payment items for deposit, (D) Indebtedness consisting of (x) unsecured guarantees incurred in the ordinary course of business with respect to surety and appeal bonds, performance bonds, bid bonds, appeal bonds, completion guarantee and similar obligations; and (y) unsecured guarantees with respect to Indebtedness of the Company or one of its subsidiaries, to the extent that the Person that is obligated under such guaranty could have incurred such underlying Indebtedness, and (E) unsecured Indebtedness incurred in respect of netting services, overdraft protection, credit card transactions, and other like services, in each case, incurred in the ordinary course of business.
(g)
Preservation of Existence, Etc. The Company shall maintain and preserve, and cause each of its subsidiaries to maintain and preserve, its existence, rights and privileges, and become or remain, and cause each of its subsidiaries to become or remain, duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except where the failure to be so qualified would not result in a Material Adverse Effect. The Company shall, and shall cause its subsidiaries to, maintain appropriate books and records.
(h)
Maintenance of Intellectual Property. The Company will, and will cause each of its subsidiaries to, take all action necessary or advisable to maintain all rights in and to the Company Intellectual Property to the extent required pursuant to the Security Agreement.
(i)
Maintenance of Insurance. The Company shall use reasonable best efforts to maintain, and cause each of its subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations (including, without limitation, comprehensive general liability, hazard, rent and business interruption insurance) with respect to its properties (including all real properties leased or owned by it) and business, in such amounts and covering such risks as are generally consistent with the coverage held by the Company and its subsidiaries, respectively, on the date hereof.

(j)
Transactions with Affiliates. The Company shall not, nor shall it permit any of its subsidiaries to, enter into, renew, extend or be a party to, any transaction or series of related transactions (including, without limitation, the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any Affiliate, except transactions in the ordinary course of business in a manner and to an extent consistent with past practice and necessary or desirable for the prudent operation of its business, for fair consideration and on terms no less favorable to it or its subsidiaries than would be reasonably expected to be obtained in a comparable arm’s length transaction with a Person that is not an Affiliate thereof.
(k)
New Subsidiaries. Simultaneously with the acquisition or formation of any new subsidiary, the Company shall cause such new subsidiary (other than any Immaterial Subsidiary or any subsidiary organized under the laws of a jurisdiction other than the United States, any of the states thereof, Puerto Rico or the District of Columbia) to execute and deliver to the Holder a counterpart to the Guaranty and all applicable documents, instruments, agreements and certificates under the Security Agreement and Guaranty as requested by the Holder.
(l)
Taxes. The Company and its subsidiaries shall pay when due all taxes, fees or other charges of any nature whatsoever (together with any related interest or penalties) now or hereafter imposed or assessed against the Company and its subsidiaries or their respective assets or upon their ownership, possession, use, operation or disposition thereof or upon their rents, receipts or earnings arising therefrom. Notwithstanding the foregoing, the Company and its subsidiaries may contest, in good faith and by appropriate proceedings, taxes for which they maintain adequate reserves therefor in accordance with GAAP.
(m)
Compliance. The Company and its subsidiaries shall use reasonable best efforts to comply with (i) all laws, licenses, permits and material contractual obligations to which they are subject and (ii) the Budget.
(n)
Monthly Financial Reporting. The Company shall, in addition to and without in any way limiting its obligations under the Purchase Agreement with respect to the Agreed Upon Reporting Requirements, provide the Holder, within ten (10) days following the end of each calendar month, with unaudited consolidated financial statements, including balance sheets and income statements, of the Company and its subsidiaries as of and for the period ending on the last day of such month.
(o)
Purchase Agreement Covenants. The Company shall comply with the terms of the Purchase Agreement, including all covenants and agreements made by the Company therein.
(p)
Security Agreement Documents. Company shall take all actions necessary to secure the Buyer Security Agreement and all other Buyer Security Documents in accordance with the terms and conditions of the Purchase Agreement.
(q)
Change in Nature of Business. The Company shall not, and the Company shall cause each of its subsidiaries to not, directly or indirectly, engage in any material line of business substantially different from those lines of business conducted by the Company and/or its subsidiaries on the date hereof. The Company shall not, and the Company shall cause each of its subsidiaries to not, directly or indirectly, modify its or their corporate structure or purpose in any material respect.
13.
Security. This Note shall be secured by the Buyer Security Agreement and all Buyer Security Documents provided in the Purchase Agreement. In the event a Buyer Security Agreement and all other Buyer Security Documents acceptable to Holder are not effective as of the Note Date, the failure of the Company to effectively secure its obligations under this Note with an effective Buyer Security

Agreement and all applicable Buyer Security Documents within the period required under the Purchase Agreement shall be an express Event of Default under this Note.
14.
Miscellaneous.
(a)
Governing Law; Jurisdiction. This Agreement shall be governed by the laws of the State of New York, without regard to its laws on conflicts of laws. The parties agree that venue for any dispute arising under this Note will lie exclusively in the state courts located in the State of New York, Borough of Manhattan and the parties irrevocably waive any right to raise forum non conveniens or any other argument that any such court is not the proper venue. The parties irrevocably consent to personal jurisdiction in the state and federal courts located in the State of New York, Borough of Manhattan. The Company and the Holder consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 11(a) shall affect or limit any right to serve process in any other manner permitted by law. THE PARTIES HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.
(b)
Entire Agreement. This Note, the Purchase Agreement and the other Buyer Transaction Documents constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof, and any and all other written or oral agreements, representations or warranties relating to the subject matter hereof or thereof existing between the parties hereto are expressly superseded hereby.
(c)
Holder Actions. Holder acknowledges and agrees that this Note is one of a series of notes issued or to be issued in accordance with the Purchase Agreement (collectively, the "Company Notes") and that the authority of the holders of Company Notes, including Holder's rights under this Note, are restricted by the terms and conditions of the Purchase Agreement and require the prior approval of the Required Holders, as defined therein. Holder further acknowledges and agrees that for so long as this Note remains outstanding, any amendment, waiver or other material action approved by the Required Holders applicable to the Company Notes in accordance with the Purchase Agreement shall be binding upon Holder and the Company under this Note.
(d)
Waiver & Amendment. Subject to subsection (c), above; (i) no waiver of any obligation of the Company under this Note shall be effective unless approved by Holder (with the prior written consent of the Required Holders), in writing; and (ii) no amendment of the terms of this Note shall be effective unless set forth in a written amendment signed by both the Holder (with the prior written consent of the Required Holders) and the Company.
(e)
Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the respective successors, assigns, heirs, executors and administrators of the parties hereto. Nothing in this Note, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Note, except as expressly provided in this Note.
(f)
Notices. All notices required or permitted hereunder shall be in writing and shall be given in the manner and to the addresses set forth in the Purchase Agreement.

(g)
Counterparts. This Note may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has executed this Senior Secured Promissory Note as of the date first set forth above.

company:

Roadzen Inc.

By:__________________

Name: Rohan Malhotra

Title: CEO

Address: 111 Anza Boulevard

Suite 109

Burlingame, CA 94101

[Signature Page to Senior Secured Promissory Note]

AGREED TO AND ACCEPTED:

holder:

[___________________________]

By:____________________
Name:

Title:

Address: